THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is entered into and effective as of June 30, 2014 (the “Effective Date”) by and between Investview, Inc., a Nevada corporation (the “Company”), and the investor set forth on the signature page attached hereto (the “Holder”).

WHEREAS, the Company presently has debt outstanding in the amount of approximately $3,100,000 including principal and interest, which is held by various affiliated and unaffiliated parties; and

WHEREAS, the Company is presently seeking to have such debt exchanged pursuant to the terms hereof; and

WHEREAS, the Holder is the holder of that certain Convertible Debenture, in the principal amount (the “Principal”) and with interest (“Interest”) accrued as set forth on the Exchange Notice (the “Notice”), attached hereto on Exhibit A, issued by the Company to the Holder (the “Debenture”); and

WHEREAS, the Holder is the holder of that certain Common Stock Purchase Warrant (the “Warrant”) to purchase shares of common stock of the Company, $0.001 par value per share (the “Common Stock”) as set forth on the Notice; and

WHEREAS, the Company has provided the Holder with the option, as set forth on the Notice, to (i) convert 110% of the Principal Amount and Interest payable under the Debenture (the “Amount Due”) into an 8% Secured Convertible Promissory Note due July 1, 2017 (the “New Note”), which is attached hereto as Exhibit B or (ii) convert the Amount Due into shares of Common Stock (the “Shares”), as set forth on the Notice; and

WHEREAS, in the event the Holder converts the Debenture into the New Note or the Shares, the Company will provide the Holder with the option, as set forth on the Notice, to Exchange the Warrant into a New Warrant, in accordance with the form that is attached hereto as Exhibit C, in the amount as set forth on the Notice; and

WHEREAS, pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Act”), the Company desires to exchange with the Holder, and the Holder desires to (i) exchange with the Company, the Debenture for the New Note or the Shares as set forth on the Notice and (ii) exchange with the Company, the Warrant for the New Warrant as set forth on the Notice, on the terms and conditions of and as more fully described in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Holder agree as follows:

1

1.                   Exchange of Debenture for the New Note or the Shares. On the Effective Date, the Holder will transfer and deliver the Debenture to the Company and the Company will issue to Holder the New Note or the Shares, as set forth on the Notice (the “Debenture Exchange Securities”), in exchange for the Debenture plus any and all claims arising out of or relating to the Debenture, including without limitation any accrued but unpaid interest thereon. The Debenture shall be cancelled for all purposes as of the Effective Date, whether or not the original is returned to the Company for cancelation.

2.                   Exchange of Warrant for the New Warrant. On the Effective Date, the Holder will transfer and deliver the Warrant to the Company and the Company will issue to Holder the New Warrant as set forth on Exhibit A (the “Warrant Exchange Securities” and collectively with the Debenture Exchange Securities, the “Exchange Securities”), in exchange for the Warrant plus any and all claims arising out of or relating to the Warrant. The Warrant shall be cancelled for all purposes as of the Effective Date, whether or not the original is returned to the Company for cancelation.

3.                   Delivery of Exchange Securities/Accredited Questionnaire. All Exchange Securities shall be duly authorized, validly issued, fully paid, non-assessable and free of any pre-emptive rights. The Holder shall complete and return the accredited investor questionnaire prior to the Effective Date, a form of which is attached hereto as Exhibit D.

4.                   Lock-up Agreement.

(a) The Holder agrees that it shall not transfer, offer, pledge, sell, contract to sell, grant any options for the sale of or otherwise dispose of, directly or indirectly for twenty-four (24) months, one hundred percent (100%) of the Exchange Securities or any shares of Common Stock that may be issued on conversion or exercise of the Exchange Securities (the “Lockup Securities”) held by such Holder. The Holder agrees that it shall not transfer, offer, pledge, sell, contract to sell, grant any options for the sale of or otherwise dispose of, directly or indirectly the Lockup Securities for twelve (12) months from the date of this Agreement. If requested by an underwriter of Common Stock, each Holder will reaffirm the agreement set forth in this Section 4 in a separate writing in a form satisfactory to such underwriter. The Company may impose stop-transfer instructions with respect to the Lockup Securities.

(b) Notwithstanding the foregoing, the restrictions set forth in Section 4(a) above shall not apply to (A) the sale by the Holder of up to 8% of the Lockup Securities every month commencing on the twelve (12) month anniversary of this Agreement and continuing through the twenty four (24) month anniversary of this Agreement, (B) transfers (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, or (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (C) with the prior written consent of the Board of Directors of the Company. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

5.                   Representations and Warranties of Company. The Company hereby makes the following representations and warranties to the Holder, with the understanding and acknowledgment that the Holder will rely on such representations and warranties in effecting transactions in securities of the Company:

(a)                Power and Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada. The Company has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement, and to issue, sell and deliver the Exchange Securities. The execution, delivery and performance of the Agreement have been duly authorized by all necessary corporate action on the part of the Company and the Agreement has been duly executed and delivered by the Company.

2

(b)                Exchange Securities. The Exchange Securities are duly authorized, validly issued, fully paid and non-assessable. The issuance of the Exchange Securities is not be subject to any statutory or contractual preemptive rights of any stockholder of the Company. The Exchange Securities are being issued to the Holder by the Company in compliance with all applicable federal and state securities laws and regulations.

(c)                No Liens. The Exchange Securities are free and clear of all pledges, security interests, liens, charges, encumbrances, agreements, claims, rights of first refusal, preemptive rights, or other restrictions and options of whatever nature (collectively, “Liens”). Upon consummation of the transaction contemplated hereby, the Holder will acquire good and valid title to the Exchange Securities free and clear of all Liens.

(d)                No Conflicts. The execution and delivery of the Agreement by the Company does not, and the Company’s performance of its obligations hereunder will not (i) violate the certificate of incorporation, bylaws, or other organizational or governing documents of Company, as in effect on the date hereof, (ii) violate in any material respect any federal or state law, rule or regulation, or judgment, order or decree of any state or federal court or governmental or administrative authority, in each case that is applicable to the Company or its properties or assets and which could have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of the Agreement, or (iii) require the authorization, consent, approval of or other action of, notice to or filing or qualification with, any state or federal governmental authority.

(e)                No Registration. The exchange of the Debentures for the New Note or the Shares and the exchange of the Warrant for the New Warrant is being consummated without registration under the Act pursuant to the exemption from registration contained in Section 3(a)(9) of the Act. The Company has not engaged in any general solicitation or engaged or agreed to compensate any broker or agent in connection with the transactions contemplated by this Agreement. None of the Company, its subsidiaries, any of their affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Exchange Securities under the Securities Act of 1933, as amended (the “Act”).

(f)                 No Integration. None of the Company, its subsidiaries, any of their affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the exchange transaction contemplated by this Agreement to be integrated with any prior or contemporaneous offerings by the Company for purposes of Act. None of the Company, its subsidiaries, their affiliates, and any person acting on their behalf will take any action referred to in the preceding sentence that would require registration of any of the Exchange Securities under the Act or cause the exchange transaction contemplated by this Agreement to be integrated with any prior or contemporaneous offerings of the Company.

(g)                No Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, its affiliates, or any of their respective properties, or the Exchange Securities, before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which adversely affects or challenges, or could adversely affect or challenge, the legality, validity or enforceability of this Agreement or the Exchange Securities. The Company has not been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company there is not pending or contemplated, any investigation by the Securities and Exchange Commission (“SEC”) involving the Company or any of its officers or directors.

3

(h)                SEC Filings. The Company is current in its filings of all reports, schedules, forms, statements, and other documents required to be filed by it with the SEC, and all such reports were true, complete and accurate in all material respects on the date of filing thereof, and none contained a false statement of material fact, or failed to state a material fact necessary to make any of the statements therein not misleading.

6.                   Representations and Warranties of Holder. The Holder hereby makes the following representations and warranties to the Company:

(a)                The Holder is the sole legal and beneficial owner of the Debenture and the Warrant free and clear of any Liens or any claims of third parties.

(b)                The Holder is an “accredited investor” as defined in Regulation D under the Act.

(c)                The Holder has made all investigations that the Holder deems necessary or desirable in connection with the transactions contemplated by this Agreement and has had an opportunity to ask questions of and receive answers from the Company and, alone or together with the Holder’s advisors, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Holder’s investment in the Exchange Securities.

(d)                The Holder understands and acknowledges that the Company has requested that additional holders of its derivative securities, including warrant and convertible debentures holders, convert such securities under terms similar to the terms provided in this Agreement. Accordingly, the Holder acknowledges that upon consummation of this transaction, there may be additional shares of common stock or convertible debt outstanding.

(e)                The Holder is acquiring the Exchange Securities for investment for the Holder’s own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Holder further represents that it will not violate the Act and does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to the Exchange Securities.

(f)                 The Holder understands and acknowledges that the Company has a limited financial and operating history and that an investment in the Company is highly speculative and involves substantial risks. The Holder can bear the economic risk of such investment and is able, without impairing the Holder’s financial condition, to hold the Exchange Securities for an indefinite period of time and to suffer a complete loss of the Holder’s investment. The Holder has read and understands the business and operations of the Company including the risks set forth in the Form 10-K Annual Report for the year ended March 31, 2013 as filed with the Securities and Exchange Commission on July 1, 2013, the Form 10-Q Quarterly Report for the quarter ended December 31, 2013 as filed with the Securities and Exchange Commission on February 14, 2014 and all other reports filed with the Securities and Exchange Commission since February 14, 2014.

(g)

4

7.                   Miscellaneous.

(a)                Further Assurances. Each party hereto shall promptly execute and deliver such further agreements and instruments, and take such further actions, as the other party may reasonably request in order to carry out the purpose and intent of this Agreement.

(b)                Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (with subsequent letter confirmation by mail) or two days after being mailed by certified or registered mail, postage prepaid, return receipt requested, to the parties, their successors in interest or their assignees at the addresses that each party has on record.

(c)                Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that such party is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(d)                Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile or other electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or other electronic signature page were an original thereof.

(e)                Expenses. Each party hereto shall bear its own costs and expenses, including, without limitation, attorneys’ fees, incurred in connection with this Agreement and the transactions contemplated hereby.

(f)                 Complete Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Agreement. No party, representative, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding or representation not expressly set forth hereinabove. The parties hereby expressly waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any person or entity’s reliance on any such assurance.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5

IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Company:

INVESTVIEW, INC.

By:
Name:	Joseph J. Louro
Title:	Chief Executive Officer

Holder:

6

EXHIBIT A

EXCHANGE NOTICE

To: INVESTVIEW, INC.

CONVERTIBLE DEBENTURE - The undersigned Holder of the attached certain Convertible Debenture dated __________, in the principal amount of $________ with interest of $____ accrued through June 30, 2014 hereby surrenders such Convertible Debenture and irrevocable elects to:

Choose One:

__	The Holder elects to convert the Convertible Debenture into an 8% Secured Convertible Promissory Note due July 1, 2017 in the principal amount of $[ ].

or

__	The Holder elects to convert the Convertible Debenture into [ ] shares of common stock of the Company, $0.001 par value per share.

__	COMMON STOCK PURCHASE WARRANT - The undersigned Holder of the attached certain Common Stock Purchase Warrant dated _______ to acquire[_____] shares of common stock of the Company hereby surrenders such Common Stock Purchase Warrant and irrevocable elects to exchange this Warrant for the new Warrant for [_____] Shares exercisable at $1.50 per share expiring on July 1, 2019 :

The undersigned herewith requests that the certificates for such shares or 8% Promissory Note due September 30, 2015, as applicable, be issued in the name of, and delivered to the undersigned, whose address is

________________________________.

________________________________

Holder:

____________________________________

By:__________________________________

 Name:

ACKNOWLEDGED AND AGREED:

INVESTVIEW, INC.

By:____________________________

Name: Joseph J. Louro

Title: Chief Executive Officer

7